HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Alpha Hedged Strategies Fund
Hatteras Beta Hedged Strategies Fund
(the “Funds”)

Each a series of Hatteras Alternative Mutual Funds Trust

No Load Shares
Class C Shares
November 29, 2010

Supplement to the Prospectuses and Statement of Additional Information (“SAI”)
dated April 30, 2010, as supplemented

The following information supplements the section titled “Investment Sub-Advisors to the Underlying Funds” on page 20 of the Prospectus.

Tamarack Capital Management, LLC

Addition of Sub-Advisor

Effective immediately, the Board of Trustees has appointed Tamarack Capital Management, LLC (“Tamarack”) as a sub-advisor to the Underlying Funds Trust to manage a portion of an Underlying Fund’s assets.  The appointment of Tamarack does not require shareholder approval under the terms of the exemptive order issued to the Funds by the SEC.  The exemptive order permits the Advisor to hire new sub-advisors subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Therefore, the sections on pages 30-34 of the Prospectus and pages 27 - 30 of the SAI, describing the sub-advisors to the Underlying Funds, are hereby amended to add the following:

Tamarack Capital Management, LLC

The Advisor has entered into a sub-advisory agreement with Tamarack Capital Management, LLC (“Tamarack”) to manage a portion of the Long/Short Equity Portfolio.  Tamarack is located at 2333 State Street, Suite 102, Carlsbad, CA 92008, and is a registered investment adviser.  Tamarack provides portfolio management services to investment companies and other pooled investment vehicles.

Please retain this Supplement with your
Prospectus and SAI for future reference.